Amendment No. 3 to the
                 AAH Holdings Corporation Stockholders Agreement

     This Amendment No. 3, dated as of September 29, 2006, amends the AAH Holdings Corporation Stockholders Agreement dated as of April 30, 2004, first amended May 24, 2004 and second amended December 21, 2005 (the "Stockholders Agreement") by and among (i) AAH Holdings Corporation, a Delaware corporation (the "Company"), and (ii) the stockholders listed on the signature pages thereto (the "Stockholders"). Terms defined in the Stockholders Agreement and not otherwise defined herein are used herein as so defined.

     WHEREAS, on April 30, 2004 the Stockholders and the Company entered into the Stockholders Agreement for the purpose of regulating certain relationships of the Stockholders with regard to the Company and certain restrictions on the Common Stock and other equity securities owned by the Stockholders;

     WHEREAS, the Stockholders Agreement was amended in certain respects on May 24, 2005 and December 21, 2005; and

     WHEREAS, pursuant to Section 4.3 of the Stockholders Agreement, the Stockholders Agreement may be amended in certain respects as set forth herein.

     NOW, THEREFORE, the Stockholders Agreement is hereby amended as follows:

     1. Rights of Participation. Section 2.7(a) is amended and restated as follows:

"(a) Rights of Participation. The Company hereby grants: (i) to each Stockholder so long as it shall own at least 5% of the Shares, (ii) to each Berkshire Stockholder so long as the Berkshire Stockholders collectively own at least 5% of the Shares, (iii) to each WP Stockholder so long as the WP Stockholders collectively own at least 5% of the Shares, and (iv) to each Stockholder listed on Exhibit C hereof so long as it shall own at least the number of Shares set forth on such Exhibit, the right to purchase up to a pro rata portion of New Securities (as defined in paragraph (b) below) which the Company, from time to time, proposes to sell or issue following the date hereof. For purposes of this
Section 2.7(a), a Stockholder's pro rata portion, for purposes of this Section 2.7, is the product of (A) a fraction, the numerator of which is the number of outstanding Shares which such Stockholder then owns (on a fully diluted basis after giving effect to the exercise of all Rollover Options, if any, and the conversion of all securities convertible into or exchangeable for Common Stock) and the denominator of which is the total number of such Shares held by all Stockholders (on a fully diluted basis after giving effect to the exercise of all Rollover Options, if any and the conversion of all securities convertible into or exchangeable for Common Stock), multiplied by (B) the number of New Securities the Company proposes to sell or issue.

     Notwithstanding the foregoing, in the event that the participation by any Stockholder in a sale by the Company of New Securities would require under applicable law (x) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to



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such securities or (y) in the case of those Stockholders specified under clause
(i) in the preceding paragraph, the provision to any such Stockholder of any material non-public information regarding the Company or such securities, such Stockholder shall not have the right to purchase New Securities pursuant to this Section, unless otherwise authorized by the Board. Without limiting the generality of the foregoing, it is understood and agreed that the Company shall not be under any obligation to effect a registration of such securities under the 1933 Act or similar state statutes."

     2. Financial and Business Information. Section 2.8 is amended and restated as follows:

"Financial and Business Information. From and after the date hereof, each Stockholder (other than those Stockholders set forth on Exhibit D hereto) holding more than five percent (5%) of the outstanding Shares shall be entitled to receive from the Company, upon request, the following information (i) as soon as practicable following the end of each fiscal quarter of the Company, unaudited quarterly financial reports; (ii) as soon as practicable following the end of each fiscal year of the Company, audited annual financial reports; and
(iii) when and as approved by the Board of Directors, budgets and business plans of the Company. In addition, the Berkshire Stockholders and the WP Stockholders shall be entitled to receive from the Company, as soon as practicable following the end of each month, unaudited financial results. Each Stockholder listed on Exhibit D hereof, so long as it shall own at least the number of Shares set forth on such Exhibit, shall be entitled to receive from the Company, upon request, unaudited consolidated monthly financial statements, and at any time Amscan Holdings, Inc. or any successor is not required or does not elect to file public information with the SEC, upon reasonable request, the following information: (i) as soon as practicable following the end of each fiscal quarter of the Company, unaudited consolidated quarterly financial statements and (ii) as soon as practicable following the end of each fiscal year of the Company, audited consolidated annual financial statements; provided, however, that such Stockholder shall not be entitled to receive any such statements or information in the event that the Board of Directors of the Company reasonably and in good faith determines at any time that such Stockholder or an Affiliate of such Stockholder is competing with the Company or any of its subsidiaries."

     3. Entire Agreement; Amendment; Waiver. Section 4.3 is amended by adding the following sentence prior to the second to last sentence thereof:

     "Without the consent of an affected Stockholder, no amendment may be made to modify, in any adverse respect, the rights of such Stockholder under Section 2.7(a) or Section 2.8; provided, however, that nothing herein shall prohibit the granting of any additional participation rights under 2.7(a) or information rights under Section 2.8 to any other Stockholders unless otherwise prohibited by the terms of this Agreement."

         4. Miscellaneous. Except to the extent specifically amended by this Amendment No. 3, the Stockholders Agreement as currently in effect shall remain unmodified, and the Stockholders Agreement, as amended hereby is confirmed as being in full force and effect. This Amendment No. 3 shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law) as to



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all matters, including but not limited to matters of validity, construction, effect, performance and remedies. This Amendment No. 3 may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. This Amendment No. 3 shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


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                                       Amendment No. 3 to Stockholders Agreement

     IN WITNESS WHEREOF, the undersigned, representing the Company and a majority of the Stockholders have caused this Amendment No. 3 to the Stockholders Agreement to be duly executed as of the day and year first above written.

                            THE COMPANY:

                            AAH HOLDINGS CORPORATION



                            By: /s/ James M. Harrison
                                ---------------------
                            Name: James M. Harrison
                            Title:  President



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                                       Amendment No. 3 to Stockholders Agreement


                             BERKSHIRE STOCKHOLDERS:

                             BERKSHIRE FUND V, LIMITED PARTNERSHIP


                             By: /s/ Robert J. Small
                                 -------------------
                             Name: Robert J. Small
                             Title: Managing Director


                             BERKSHIRE FUND VI, LIMITED PARTNERSHIP


                             By: /s/ Robert J. Small
                                 -------------------
                             Name: Robert J. Small
                             Title: Managing Director


                             BERKSHIRE INVESTORS LLC


                             By: /s/ Robert J. Small
                                 -------------------
                             Name: Robert J. Small
                             Title: Managing Director


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                             WP STOCKHOLDERS:

                             WESTON PRESIDIO CAPITAL IV, L.P.

                             By: Weston Presidio Capital Management IV, LLC, its
                                 general partner


                             By: /s/ Kevin M. Hayes
                                 ------------------
                             Name: Kevin M. Hayes
                             Title:   Member


                             WPC ENTREPRENEUR FUND II, L.P.

                             By: Weston Presidio Capital Management IV, LLC,
                                 its general partner


                             By: /s/ Kevin M. Hayes
                                 ------------------
                             Name: Kevin M. Hayes
                             Title:   Member